                                                                    EXHIBIT 10.4


                          DIVERSIFIED FOOD GROUP, INC.

                        1998 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------


SECTION 1.  Purpose; Definitions.

          The purpose of the Diversified Food Group, Inc. 1998 Employee Stock Option Plan (the "Plan") is to enable Diversified Food Group, Inc. (the "Company") to attract, retain and reward officers, employees, service providers and key advisors to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering them performance-based stock incentives in the Company.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant and subject to the Plan.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or more than 50% of the ownership interests in such entity.

          (b) "Board" means the Board of  Directors of the Company.

          (c) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or other unauthorized activity any of which, in the good faith opinion of the Committee, is directly and materially harmful to the business or reputation of the Company, a Subsidiary or an Affiliate.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (e) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan may be exercised by the Board, as set forth in Section 2 hereof.

          (f) "Company" means Diversified Food Group, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

          (g) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be interpreted and applied so as to be consistent with the definition of disability provided in Section 22(e)(3) or 422 of the Code (or any successor provision).

          (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition adopted by the Commission. To be a "Disinterested Person" pursuant to such rule, as of the date hereof, a director may not, during the one-year period prior to service or during such service, be granted or awarded equity securities of the Company pursuant to the plan or any other plan of the Company (subject to certain exceptions).

          (i) "Early Retirement" means retirement, with the express written consent of the Company (or subsidiary, if appropriate) at or before the time of such retirement, from active employment with the Company and any Subsidiary pursuant to the early retirement provisions of the applicable pension plan of such entity.

          (j) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith:

               (i) if the Stock is listed on an established stock exchange or exchanges, or traded on the NASDAQ National Market System ("NASDAQ/NMS") the highest closing price of the Stock as listed thereon on the applicable day, or if no sale of Stock has been made on any exchange or on NASDAQ/NMS on that date, on the next day on which there was sale of Stock;

               (ii) if the Stock is not listed on an established stock exchange or NASDAQ/NMS but is instead traded over-the-counter, the mean of the "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Security Dealers. Inc.;

               (iii) if the Stock is not listed on any exchange or traded over-the-counter, the value determined in good faith by the Committee.

          (k) "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code and the regulations thereunder (or any successor provisions).

          (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (m) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

          (n) "Option Agreement" means a written agreement between the Company and a Participant granting Options to the Participant and containing specific terms and procedures related to the rights and obligations of the Participants and the Company.

          (o) "Outstanding Stock" shall include all shares of Common Stock, $.01 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

          (p) "Participant" means an officer, director, employee, advisor or other service provider to the Company, its Subsidiaries or Affiliates to whom Options are granted hereunder.

          (q) "Plan" means this Diversified Food Group, Inc. 1998 Employee Stock Option Plan, as hereinafter amended from time to time.

          (r) "Retirement" means Normal or Early Retirement.

          (s) "Share" means a share of Stock, as adjusted in accordance with
     Section 5 of the Plan.

          (t) "Stock" means the Common Stock, $.01 par value per share, of the Company.

          (u) "Stock Option" or "Option" means any option(s) to purchase shares of Stock granted pursuant to Section 5 below.

          (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

     The Plan shall be administered by a Committee of not less than two persons, who need not be Disinterested Persons unless the Company's securities are registered under the Exchange Act, who shall be members of the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan and if a resolution to such effect is adopted by the Board after due consideration of the impact of such resolution upon the status of the Plan under Rule 16b-3 promulgated pursuant to the Exchange Act.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Participants. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 hereof.

          In particular, the Committee shall have the authority:

                    (a) subject to Section 4 hereof, to select the Participants to whom Stock Options may from time to time be granted hereunder;

                    (b) to determine whether and to what extent Incentive Stock
               Options and/or Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Participants;

                    (c) to determine the number of shares of Stock to be covered by each such Option granted hereunder;

                    (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Options granted hereunder (including, but not limited to, the share price and any restriction or limitation (including vesting requirements, forfeiture provisions and non-compete and non-solicitation requirements), or any modification to the terms of any previously granted Option (including vesting acceleration or waiver of forfeiture restrictions) regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                    (e) to determine the terms and provisions of each Option
               Agreement;

                    (f) to determine whether and under what circumstances a
               Stock Option may be settled in cash;

                    (g) to determine whether, to what extent and under what
               circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                    (h) to determine whether, to what extent and under what
               circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                    (i) to adopt, alter and repeal such rules, guidelines and
               practices governing the Plan as it shall, from time to time, deem advisable, as well as to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto);

                    (j) to approve forms of agreement for use under the Plan;

                    (k) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                    (l) to construe and interpret the terms of the Plan and
               awards granted pursuant to the Plan;

                    (m) to authorize any person to execute on behalf of the
               Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                    (n) to determine the terms and restrictions applicable to
               Options; and

                    (o) to otherwise supervise and make all other determinations deemed necessary or advisable for the administration of the Plan.

          Effect of Committee's Decision. The Committee's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

SECTION 3.   Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be _______ shares (the "Option Shares"). Such Option Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to Section 6(b)(iv) below, if any Option Shares that have been optioned hereunder cease to be subject to a Stock Option, or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such Option Shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividends, stock split or other changes in corporate structure affecting the Stock, and subject to Sections 5(k) and 5(m) below, such substitution or adjustment shall be made in the aggregate number of Option Shares reserved for issuance under the Plan, in the number and option price of Option Shares subject to outstanding Options granted under the Plan and in the number of Option Shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Option Shares subject to any award shall always be a whole number.

SECTION 4.  Eligibility and Limitations.

          (a) Eligibility. Officers, employees, advisors and other service providers of the Company or its Subsidiaries and Affiliates who are responsible for, or contribute to, the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be Participants and receive Stock Options under the Plan; provided, however, Options shall not be transferred to any member of the Committee and Incentive Stock Option shall not be granted to any person who is not an employee of the Company or its Subsidiaries and Affiliates. In addition, the Committee may grant awards, other than Incentive Stock Options, to consultants or advisors who have provided bona fide services to the Company, its Subsidiaries and Affiliates in connection with matters other than the offer and sale or securities in a capital-raising transaction.

          (b)  Limitations.

               (i) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

                    A. of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

                    B. become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

               exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 4, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (ii) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

               (iii) The following limitations shall apply to grants of Options to Employees:

                    A. No Employee shall be granted, in any fiscal year of the
               Company, Options to purchase more than 500,000 Shares.

                    B. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization.

                    C. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12 below), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

SECTION 5.  Stock Options.

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options.

     Subject to the restrictions contained in Section 4 hereof, the Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options to any Participant.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable to include in the applicable Option Agreement:

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:

               (i) In the case of an Incentive Stock Option

                    A. granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than percent (10%) of the voting power of all cases of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    B. granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Committee.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercised more than ten years (or, more than five years in the case of a Participant who is an employee and who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, a Subsidiary or an Affiliate) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 5(f), 5(g), or 5(k) below unless otherwise determined by the Committee in an Option Agreement or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c) above and the terms of the Option Agreement entered into at the time of the grant, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of Option Shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of shares of unrestricted Stock already owned by the Participant based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised.

          No shares of Stock shall be issued until full payment therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option only when the Participant has: (i) given written notice of exercise; (ii) has paid in full for such Option Shares; and (iii) has given any requested representation and warranties.

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended 26 U.S.C.
     (S) 1 et. seq. or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

          (f) Termination by Death. Subject to Section 5(k) below, if a Participant's employment by the Company, a Subsidiary or an Affiliate terminates by reason of death any Stock Option held by such Participant may thereafter be exercised to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of up to one (1) year (or such other period as the Committee may specify in the Option Agreement) from the date of such death or until the expiration of the stated term of such Option, whichever period is the shorter. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (g) Termination by Reason of Disability. Subject to Section 5(k) below, if a Participant's employment by the Company, a Subsidiary or an Affiliate terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of up to one (1) year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable pursuant to Section 5(f) above. In the event of termination of employment by Disability, if a Stock Option heretofore designated as an Incentive Stock Option is exercised more than one (1) year after such termination of employment, such Option shall be treated as a Non-Qualified Stock Option. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (h) Termination by Reason of Retirement. Subject to Section 5(k) below, if an Participant's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such Participant may be exercised by the Participant, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify in the Option Agreement) from the date of such termination or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such three-year period (or such other period as the Committee may specify in the Option Agreement), any unexercised Option held by such Participant shall thereafter be exercisable pursuant to
     Section 5(f) above. In the event of termination of employment by Retirement, if a Stock Option theretofore designated as an Incentive Stock Option is exercised more than ninety (90) days after such termination of employment, such Option shall be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if a Participant's employment by or otherwise qualifying relationship with, the Company and any Subsidiary or Affiliate terminates:

               (i) due to voluntary resignation of employment by the Participant (other than Normal or Early Retirement), all unexercised Stock Options shall thereupon terminate;

               (ii) due to death, Disability, Normal or Early Retirement, then the provisions of Sections 5(f), 5(g), 5(h) above, as appropriate, shall apply;

               (iii) due to involuntary termination of the Participant's employment by the Company, any Subsidiary or Affiliate without Cause, unexercised Stock Option shall thereupon terminate, except that the Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of ninety (90) days or the balance of such Option's term;

               (iv) for any other reason, including termination of the Participant's employment for Cause, the Stock Option shall thereupon terminate.

          (j) Buy-Out Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish in the Option Agreement or at the time that such offer is made.

          (k) Certain Recapitalizations. In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised Stock Options are outstanding under the Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding Option shall be entitled, upon exercise of such Stock Option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the Stock Option shall be entitled to receive in such Non-

     Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Committee, determined at the time of grant or at any time in the future, any limitations on exercisability of Stock Options may be waived so that all Stock Options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Committee, the right to exercise may be given to each Participant during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding Stock Options not exercised within such 30-day period may be canceled by the Committee as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          (l) Subdivision or Consolidation. Except as set forth in this Plan, Participants shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock divided or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Option. The grant of any Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

          (m) Fractional Shares. If any adjustment referred to herein shall result in a fractional share for any Participant under any option hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of shares resulting from such adjustment.

SECTION 6.  Amendments and Termination.

          (a) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)    cash;

               (ii)   check;

               (iii)  promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)  any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          (b) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (c) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (d) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     The Board may amend, alter, suspend, or discontinue the Plan (or any provision hereof), but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would:

          (e) materially increase the benefits accruing to Participants under the Plan;

          (f) materially increase the number of securities which may be issued under the Plan; or

          (g) materially modify the requirements as to eligibility for participation in the Plan.

     The Committee may amend the terms of any Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Options for previously granted Options (on a one for one or other basis), including previously granted Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 7.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or Participant by the Company, nothing contained herein shall give any such participant or Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 8.  General Provisions.

          (a) (i) The Committee may require each person acquiring Option Shares pursuant to a Stock Option to represent to and agree with the Company in writing that they are acquiring the Option Shares for investment and without a view to distribution thereof. The certificates for such Option Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

               (ii) All certificates for Option Shares or other securities delivered under the Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company, a Subsidiary or an Affiliate any right to continued employment with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

          (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to the exercise of any Option or any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Plan awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Plan awards then outstanding.

          (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois.

SECTION 9.  Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 10.  Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

SECTION 11. Reservation of Shares.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficiently to satisfy the requirements of the Plan.

SECTION 12. Shareholder Approval.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the agree required under applicable federal and state law.

SECTION 13.  Effective Date of Plan.

     The Plan shall be effective as of ____________, 1998, upon the approval of the Plan by a majority of the votes cast by the holders of the Company's capital stock entitled to vote hereon.

SECTION 14.  Term of Plan.

     No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date, subject to the terms of the Option Agreement entered into at the time of grant.